July 29, 2021 Q2 2021 Financial Results Conference Call Slides

The image part with relationship ID rId17 was not found in the file. Safe Harbor Statement 1 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our expected cash collections for Medicare Advantage plans and member turnover rate; our estimated memberships; our annual enrollment opportunity; and our 2021 annual guidance for total revenue, revenue from our Medicare segment and our Individual, Family and Small Business segment, GAAP net income, adjusted EBITDA, profit from our Medicare segment and our Individual, Family and Small Business segment, cash used in operations, cash used for capital expenditures, corporate shared service expenses, GAAP net income attributable to common stockholders per diluted share and non-GAAP net income per diluted share. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

The image part with relationship ID rId17 was not found in the file. eHealth Q2 2021 Highlights 2 Medicare Advantage enrollment growth exceeded our expectations Strong performance in our IFP business Significant investment in scaling our internal Medicare agent force ahead of the AEP Estimated total commission generating Medicare membership of 877K grew 22% Q2 2021 revenue grew 9% to $96.6MM compared to Q2 2020; Q2 2021 GAAP net loss of $(18.4)MM (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income attributable to common stockholders. Other non-recurring charges to GAAP net income attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. (2) Major Medicare plans include Medicare Advantage and Medicare Supplement plans; Online submission % represents a combination of unassisted and partially agent-assisted online enrollments. 38% of Medicare major medical applications submitted online, compared to 30% in Q2 2020(2) Continued growth in cash collections per member driven by higher commission rates and larger base of new-to-Medicare Advantage enrollees Adjusted EBITDA(1) loss of ($13.0)MM, ahead of our expectations given earlier agent ramp Total Medicare approved members grew by 19% year- over-year and Medicare Advantage approved members grew 30%

The image part with relationship ID rId17 was not found in the file. $ 88.8 $ 96.6 Q2-FY20 Q2-FY21 Revenue ($MM) 9% Q2 2021 Revenue 3 Continue to achieve strong year-over-year growth in new Medicare enrollments despite the tough comparison with the COVID-related Special Enrollment Period that occurred in Q2 2020 Positive impact from strong enrollment growth partially offset by a decline in Medicare LTVs in line with our expectations and negative adjustment revenue compared to Q2 2020 Significant growth in our IFP revenue driven by a combination of new enrollment growth and lower than expected churn of existing IFP members Revenue

The image part with relationship ID rId17 was not found in the file. Q2 2021 Medicare Approved Members(1) and New Paying Members(2) 4 19% growth in approved Medicare members was driven primarily by a 30% increased in Medicare Advantage enrollments Our estimated number of revenue generating Medicare members was approximately 877K at the end of the second quarter, an increase of 22% year-over-year (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) New paying members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. Medicare Approved Members Medicare New Paying Members

The image part with relationship ID rId17 was not found in the file. 30% 38% Q2-FY20 Q2-FY21 Medicare Major Medical Online Application % 27% Q2 2021 Medicare Major Medical Online Application%(1) 5 Achieved online penetration for Q2 2021 of 38%, compared to 30% for Q2 2020 Fully unassisted online applications for Medicare major medical products grew 80% (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans; Online % represents a combination of unassisted and partially agent-assisted online enrollments. Medicare Major Medical Online Application %

The image part with relationship ID rId17 was not found in the file. Q2 2021 Net Loss and Adj. EBITDA(1) 6 (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income attributable to common stockholders. Other non-recurring charges to GAAP net income attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Exceeded expectations due to significant growth in Medicare enrollments Net Loss Adjusted EBITDA Second quarter 2021 Net Loss and Adjusted EBITDA reflect a significant investment in our Medicare telesales capacity ahead of the Annual Enrollment Period including a significant shift to internal agent force and an earlier hiring ramp compared to 2020

The image part with relationship ID rId17 was not found in the file. Q2 2021 Medicare Segment Revenue and Profit 7 Strong MA enrollment volume growth offset by negative adjustment revenue in the Medicare Segment vs Q2 2020 as well as significant investment in telesales due to our early internal agent ramp Medicare Segment Revenue Medicare Segment Profit (1) (1) Segment profit is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring charges, and amortization of intangible assets, allocated to the applicable segment based on usage.

The image part with relationship ID rId17 was not found in the file. Q2 2021 IFP Segment Revenue and Profit 8 IFP Revenue and Segment Profit growth driven by a combination of strong new enrollments and a continuing increase in persistency of our existing book of business IFP Segment Revenue IFP Segment Profit (1) (1) Segment profit is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring charges, and amortization of intangible assets, allocated to the applicable segment based on usage. $ 8.4 $ 23.3 Q2-FY20 Q2-FY21 Individual, Family and Small Business Segment Revenue ($MM) >150% $ 2.7 $ 17.9 Q2-FY20 Q2-FY21 Individual, Family and Small Business Segment Profit ($MM) >500%

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Variable Cost and Cash Collection 9 2019 MA cohorts have now achieved break even on the basis of upfront acquisition cost compared to cash collections generated by the cohort to date The 2019 MA cohorts will be generating positive cash flow going forward as we continue to collect monthly renewal payments 2015 2016 2017 2018 2019 2020 Jan-Apr 2021 Cohorts Medicare Advantage Variable Cost and Cash Collection Variable Cost First Year Cash Collected Renewal Cash Collected Until Q2 21 Receivables Outstanding as of Q2 21 • Medicare Advantage (MA) variable cost and cash collections are grouped by member cohorts based on policy effective date • Variable cost includes variable marketing and customer care & enrollment costs allocated to the MA members • Cash collected are commissions for MA members. For the first year, it also includes non-commission revenue allocated to the MA product

The image part with relationship ID rId17 was not found in the file. Trailing Twelve Months (“TTM”) Medicare Segment Commissions Cash Collections 10 Q2 2021 TTM Medicare Segment commissions cash collections increased by 39% year-over-year Cash collections continue to outpace membership growth TTM Medicare Segment commissions cash collections per MA equivalent member(1) of $450 grew 8% year-over- year +41% +45% +44% +37% +50% +49% +47% +48% +39% +39% +32% +32% +34% +46% +44% +37% +33% +23% +20% +22% $0 $50 $100 $150 $200 $250 $300 $350 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 TTM Medicare Segment Commissions Cash Collections TTM Medicare Segment Commissions Cash Collections Y/Y % Estimated Medicare Membership Growth Y/Y % ($MM) TTM Medicare Segment Commissions Cash Collections (1) MA Equivalent member is calculated as the total number of estimated Medicare Advantage and Medicare Supplement membership and 25% of the estimated Medicare Part D membership during the period presented. (TTM)

The image part with relationship ID rId17 was not found in the file. MA Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Approved Members(1) 83,376 40,741 36,576 35,171 167,073 64,898 60,477 44,999 217,278 106,884 78,569 Estimated Beginning (Paying) Membership(2) 235,268 276,357 280,763 291,171 309,180 404,694 384,513 407,243 421,237 533,282 538,716 New Paying Members(3) 62,817 49,531 36,122 33,974 116,351 86,299 57,232 44,528 136,857 140,997 77,710 Estimated Ending (Paying) Membership(4) 276,357 280,763 291,171 309,180 404,694 384,513 407,243 421,237 533,282 538,716 562,905 Medicare Advantage Plan Member Turnover(5) 21,728 45,125 25,714 15,965 20,837 106,480 34,502 30,534 24,812 135,563 53,521 Trailing Twelve Month Member Turnover(6) 95,065 89,357 102,403 108,532 107,641 168,996 177,783 192,353 196,328 225,411 244,431 Average Trailing Twelve Month Estimated Membership Plus New Paying Members(7) 262,856 276,948 296,490 316,501 348,362 389,638 420,853 452,510 485,651 531,472 575,143 Trailing Twelve Month Member Turnover Rate(8) 36% 32% 35% 34% 31% 43% 42% 43% 40% 42% 42% Medicare Advantage Plan Member Turnover Trend Since Q4 2018 11

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2018 (cont’d) 12 (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months. (7) Average Trailing Twelve Month Estimated Membership Plus New Paying Members is the sum of (i) trailing twelve month Estimated Beginning Membership, plus (ii) New Paying Members for the trailing twelve month, divided by 4. (8) Trailing Twelve Month Member Turnover Rate is Trailing Twelve Month Turnover divided by Average Trailing Twelve Month Estimated Membership Plus New Paying Members.

The image part with relationship ID rId17 was not found in the file. 2021 Guidance For the full year ending December 31, 2021, we are reaffirming our annual guidance on a consolidated basis, including revenue, GAAP Net Income, adjusted EBITDA, Non-GAAP net income per diluted share, corporate shared expenses, cash used in operations and cash used for capital expenditures. • Medicare segment revenue is expected to be in the range of $601 to $639 million compared to prior guidance range of $621 to $659 million. • IFP segment revenue is expected to be in the range of $59 to $61 million compared to prior range of $39 to $41 million. • Medicare segment profit(2) is expected to be in the range of $130 to $146 million compared to prior guidance range of $147 to $164 million. • IFP segment profit(2) is expected to be in the range of $36 to $38 million compared to prior range of $19 to $20 million. • GAAP net income attributable to common stockholders per diluted share is expected to be in the range of $0.84 to $1.39 per share, which reflects impacts related to the private placement with H.I.G Capital. Prior to closing the private placement with H.I.G. Capital, we previously guided to GAAP net income per diluted share of $1.53 to $2.08 per share. 13 • Total revenue is expected to be in the range of $660 million to $700 million. • GAAP net income is expected to be in the range of $42 million to $57 million. • Adjusted EBITDA is expected to be in the range of $110 million to $125 million. • Cash used in operations is expected to be in the range of $85 million to $95 million, and cash used for capital expenditures is expected to be in the range of $24 million to $27 million. • Corporate shared service expenses(1), excluding stock-based compensation and depreciation and amortization expense, is expected to be in the range of $56.0 million to $59.0 million. • Non-GAAP net income per diluted share is expected to be in the range of $2.77 to $3.26 per share. We are adjusting our segment level guidance for 2021. Our guidance for GAAP net income per diluted share was also adjusted to reflect the impact from the HIG investment. (1) Corporate consists of other indirect general and administrative operating expenses, excluding stock-based compensation and depreciation and amortization expense, which are managed in a corporate shared services environment and, since they are not the responsibility of segment operating management, are not allocated to the reportable segments. (2) Segment profit is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring charges, and amortization of intangible assets, allocated to the applicable segment based on usage.

The image part with relationship ID rId17 was not found in the file. Appendix 1 14

The image part with relationship ID rId17 was not found in the file. Appendix 2 15